UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a-12

LifeMD, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(6)	Amount Previously Paid:

(7)	Form, Schedule or Registration Statement No.:

(8)	Filing Party:

(9)	Date Filed:

April 28, 2021

Dear Fellow LifeMD Stockholders:

We invite you to attend the 2021 Annual Meeting of Stockholders of LifeMD, Inc. to be held at the LifeMD corporate offices located at 800 Third Avenue, Suite 2800, New York, New York 10022 on June 24, 2021 at 12:00 p.m., EST.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2020 results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in LifeMD.

Sincerely,

/s/ Justin Schreiber
Justin Schreiber
Chairman of the Board of Directors

LifeMD, Inc.

800 Third Avenue, Suite 2800

New York, NY 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, June 24, 2021

To the Stockholders of LifeMD, Inc.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of LifeMD, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 24, 2021, beginning at 12:00 p.m. Eastern time. The purpose of the meeting is to consider and act upon the following matters:

1.	To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal 1);

2.	To approve an amendment to the Company’s 2020 Equity and Incentive Plan (the “2020 Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares (Proposal 2);

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal 3).

4.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4);

5.	To ratify the selection of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 5); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 29, 2021 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com.Please give the proxy materials your careful attention.

By Order of the Board of Directors,

/s/ Justin Schreiber
Justin Schreiber
Chairman of the Board of Directors

New York, NY

April 28, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2021

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING	1
Soliciting Proxies	1
Voting Securities	1
Voting of Proxies	2
Revocability of Proxies	2
Voting Procedures and Votes Required	2
Uninstructed Shares	3
Changing Your Vote	3
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	4
Proxy Materials Are Available on the Internet	4
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4
CORPORATE GOVERNANCE	8
Board of Directors	8
Board Committees	11
Board Diversity	13
Code of Ethics	14
Delinquent Section 16(a) Reports	14
EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION	17
Summary Compensation Table	17
Agreements with Named Executive Officers	19
Outstanding Equity Awards at Year End	22
DIRECTOR COMPENSATION	23
Summary Compensation Table
Director Compensation Arrangements
OWNERSHIP OF COMMON STOCK	24
Transactions with Related Persons	27
AUDIT-RELATED MATTERS	29
Audit Committee Report	29
Audit Fees and Services	30
Pre-Approval Policies and Procedures	30
MATTERS TO BE VOTED ON	31
Proposal 1: Election of Directors	31
Proposal 2: Approve an Amendment to the 2020 Plan	32
Proposal 3: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	38
Proposal 4: Non-Binding Advisory on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	39
Proposal 5: Ratification of the Selection of Friedman LLP as LifeMD’a Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	40
OTHER MATTERS	40
Householding of Annual Meeting Materials	40
Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

i

LIFEMD, INC.

800 Third Avenue, Suite 2800

New York, NY 10022

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 24, 2021

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of LifeMD, Inc. (“LifeMD,” “we” or “us”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 24, 2021, beginning at 12:00 p.m. Eastern time, and at any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about April 28, 2021.

Soliciting Proxies

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

On April 29, 2021, there were outstanding and entitled to vote an aggregate of 27,247,819 shares of our voting securities, including: (i) 26,170,896 shares of common stock issued and outstanding; and (ii) 3,500 shares of Series B Preferred Stock issued and outstanding. Shareholders are entitled to one vote for each share of common stock held by them. Each share of Series B Preferred Stock is entitled to one vote per share on an as-converted basis with the holders of the Series B Preferred Stock having, in the aggregate, 1,076,923 votes ($3,500,000 of Series B Preferred divided by the current conversion price of $3.25).

The presence in person or by proxy of the holders of a majority of the total voting power is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including broker non-votes (as described below), and brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present for purposes of determining the presence of a quorum. Shares of Common Stock may not be voted cumulatively.

Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

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What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Financial Solutions, Inc. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the General Counsel of the Company, at its principal executive offices located at 800 Third Avenue, Suite 2800, New York, NY 10022, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of three ways :

●	You may vote over the Internet. You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

●	You may vote in Person. You may vote your shares in person if you attend the Annual Meeting.

●	You may vote by mail. If you requested a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

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Uninstructed Shares

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

Changing your Vote

After you have submitted a proxy, you may still change your vote and revoke your proxy at any time prior to the Annual Meeting by doing any one of the following things:

●	Over the Internet. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in your Notice of Internet Availability.

●	By mail. If you requested a proxy card by mail, you will receive a proxy card or voting instruction form and you may vote by signing such proxy card and either arranging for delivery of that proxy card in the envelope provided or returning it by mail in the envelope provided prior to the start of the Annual Meeting.

Your attendance at the Annual Meeting alone will not revoke your proxy.

Votes Required to Approve a Proposal

The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting, present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal 1: Election of Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Meeting, eight directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the [eight] candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: To Approve an Amendment to the 2020 Plan. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval of the proposed amendment to the 2020 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal 4: To Recommend the Frequency of Future Advisory Votes on Compensation. Votes may be cast: “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 5: To Ratify the Selection of Friedman LLP as LifeMD’ Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. LifeMD will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

This proxy statement, the accompanying proxy card and our 2020 annual report to stockholders were first made available to stockholders on or about April 28, 2021.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to LifeMD, Inc., 800 Third Avenue, Suite 2800, New York, NY 10022.

Proxy Materials Are Available on the Internet

LifeMD uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability” to our stockholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email . We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of LifeMD, INC. (sometimes referred to as the “Company,” “LifeMD,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting of stockholders. According to our records, you were a shareholder of the Company as of the end of business on April 29, 2021.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about April 28, 2021 to all shareholders of record on the Record Date entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include this proxy statement for the Annual Meeting and the proxy card.

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What is the proxy card?

The proxy card enables you to appoint Justin Schreiber, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing Mr. Schreiber to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on June 24, 2021 commencing at 12 p.m., Eastern time, at 800 Third Avenue, Suite 2800, New York, NY 10022.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on April 29, 2021 will be entitled to vote at the Annual Meeting. On this Record Date, there were 26,170,896 shares of Common Stock outstanding and entitled to vote.

The Annual Meeting will begin promptly at 12:00 p.m., Eastern time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Shareholder of Record: Shares Registered in Your Name

If on April 29, 2021 your shares were registered directly in your name with LifeMD’s transfer agent, Worldwide Stock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 29, 2021, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.	To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal 1);

2.	To approve an amendment to the Company’s 2020 Equity and Incentive Plan (the “2020 Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares (Proposal 2);

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal 3).

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4.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4);

5.	To ratify the selection of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 5); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

You may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 800 Third Avenue, Suite 2800, New York, NY 10022.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding Common Stock, or 13,623,911 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

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What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the directors (Proposal No. 1), “FOR” approval of the amendment to the 2020 Plan (Proposal No. 2), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3), to recommend that the frequency of future advisory votes on the compensation of the Company’s named executive officers will be “3 YEARS”, “FOR” ratification of the appointment of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 5), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of the directors (Proposal No. 1), “FOR” approval of the amendment to the 2020 Plan (Proposal No. 2), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3), to recommend that the frequency of future advisory votes on the compensation of the Company’s named executive officers will be “3 YEARS”, “FOR” ratification of the appointment of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 5), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another LifeMd, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;
●	You may send a timely written notice that you are revoking your proxy to the Company at 800 Third Avenue, Suite 2800, New York, NY 10022, Attn: General Counsel; or
●	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Abstain” and “Against” votes, and broker non-votes. Abstentions will not be counted as votes for any matter.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

Members of Our Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated: Justin Schreiber, Stefan Galluppi, John R. Strawn, Jr., Happy Walters, Bertrand Velge, Dr. Joseph V. DiTrolio, M.D., Dr. Eleanor C. Mariano and Roberto Simon for election as directors, each to hold office until their successors are elected and qualified or until their earlier resignation or removal.

Name	Age	Position(s)
Justin Schreiber	38	President, Chief Executive Officer and Director, Chairman
Stefan Galluppi	34	Chief Technology Officer and Director
John R. Strawn, Jr.	60	Director
Happy Walters	54	Director
Bertrand Velge	62	Director
Dr. Joseph V. DiTrolio, M.D.	70	Director
Dr. Eleanor C. Mariano	66	Director
Roberto Simon	46	Director

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Justin Schreiber – President, Chief Executive Officer and Chairman

Mr. Schreiber was appointed President and CEO of Immudyne, Inc. upon the closing of the sale of the legacy beta glucan business in February 2018. Mr. Schreiber was appointed as Immudyne PR’s President on April 1, 2017. Mr. Schreiber is the President and founder of JLS Ventures, an investment and capital markets advisory firm that invests in and consults with emerging growth publicly-traded companies. Prior to founding JLS Ventures, Mr. Schreiber ran a consulting business that provided investor relations, advisory services and capital raising solutions to small publicly traded companies. In addition to his capital markets experience, Mr. Schreiber previously worked for a global healthcare consulting firm as well as in the foreign currency trading business. He holds a BS in International Business from Elizabethtown College and a BA in International Management from the ICN École de management in Nancy, France. We estimate that Mr. Schreiber spends approximately 60% of this time on the activities of the Company. The balance of his time is spent between his other entities.

Stefan Galluppi – Chief Technology Officer and Director

Stefan Galluppi was the Chief Executive Officer of Immudyne PR and the Chief Operating Officer of Immudyne. Stefan Galluppi is the Chief Executive Officer of Immudyne PR and the Chief Operating Officer of Immudyne. Mr. Galluppi resigned as a Director of Immudyne, Inc. in February 2018 upon the sale of the legacy beta glucan business but was re-appointed after the resignation of Mr. Aldridge on May 31, 2018. Mr. Galluppi combines over 10 years of experience in building technology platforms for direct to consumer marketing campaigns. Previously, he served as the CTO of Runaway Products, a DRTV driven marketing firm with a core focus on building and optimizing systems to scale campaigns for maximum efficiency and profitability.

John R. Strawn, Jr – Director

Mr. Strawn has served as a member of our Board of Directors since July 2011. Mr. Strawn brings to the Board of Directors over 25 years of legal experience, including extensive knowledge of our intellectual property portfolio. His practice focuses on complex commercial litigation. Mr. Strawn has successfully represented the company for over 10 years, including in a dispute over the ownership and licensing of multiple patents. After prevailing in a jury trial that was upheld on appeal in 2009, the matter was settled on favorable terms for the company. In 2010, Mr. Strawn became a founding partner of Strawn Pickens LLP in Houston, Texas. Prior to founding Strawn Pickens, Mr. Strawn was the Co-Managing Partner of Cruse Scott Henderson & Allen LLP, a law firm based in Houston, Texas, since 1992. Mr. Strawn received his Juris Doctor from the University of Texas Law School and his bachelor’s degree from Dartmouth College.

Happy Walters – Director

On June 10, 2019, Mr. Walters was appointed to the Board of Directors. Mr. Walters has produced more than 20 films and television productions, most recently the hit film, “We’re the Millers”, documentaries “One in a Billion”, Grammy-nominated “I’ll Sleep When I’m Dead”, and the “Back of the Shop” TV Series for Fox Sports. He has supervised and created soundtracks for more than 80 films, including Immortals, The Fighter, Bridesmaids, The Big Lebowski, Limitless, Oh Brother Where Art Thou, Dear John, Spawn, There’s Something About Mary, Scream, American Pie, The Nutty Professor and Blade II. Walters is the CEO of Catalyst Sports & Media, which he founded in 2015 as a sports representation and e-sports development company. Prior to that, he served as the founder, President and CEO of Relativity Sports, which he grew, through acquisitions and aggressive recruiting, into the second largest sports agency in the world (Forbes). While at Relativity Sports, Walters, a certified NBA and NFL player agent, represented an extensive roster of professional basketball and football athletes, both in contract negotiations, and marketing deals. Happy also served as Relativity Media’s Co-President, overseeing certain areas of the company’s day-to-day operations in such diverse business divisions as Music, Fashion and Digital Technology. Mr. Walters began his twenty year career in the entertainment and media business by launching a music management and record label in the mid 1990’s. His record-label, Immortal Records, launched and developed the careers of such seminal artists as Korn, Incubus, and Thirty Seconds to Mars.

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Bertrand Velge – Director

On June 10, 2019, Mr. Velge was appointed to the Board of Directors. Mr. Velge is the Managing Director of Graftyset, Ltd., a privately held company based in the United Kingdom. Mr. Velge is also a member of the Board of Directors of Quantum Computing Inc. a public company. Graftyset is a wholesale distributor of wine, beer and other alcoholic and non-alcoholic beverage, based in Sidcup, Kent (UK). Mr. Velge has served as Managing Director since the company was incorporated in 2003 under the name of Otterden Vintners, Ltd. Mr. Velge also served as Director for Aliunde Ltd. since 2005. Mr. Velge has over twenty years of experience in multi-disciplinary venture investing and was managing director and co-founder of a fund that trades equities in Europe, Asia and the US focusing on IPOs. He speaks English, Flemish and French, and is a graduate of the Universite Catholique de Louvain.

Dr. Joseph V. DiTrolio, M.D. – Director

Dr. DiTrolio was appointed to our Board of Directors on September 4, 2014. Dr. DiTrolio has been the Chief Medical Officer of United States at ImmuDyne, Inc. since May 29, 2013 pursuant to a 2012 consulting agreement. Dr. DiTrolio serves as an advisor of OneMedPlace and as an advisor of Urovalve Inc. Dr. DiTrolio is recognized world-wide as an inventor, researcher and lecturer and is a Clinical Professor of Urology, UMDNJ. He is the holder of several patents and is Clinical Professor of Surgery, Division of Urology at New Jersey Medical School, and the recent Chairman of the Department of Urology for the St. Barnabas Medical Center Healthcare System. He is a graduate of the University of Richmond, University of Paris, Sorbonne and New Jersey Medical School. He is a Diplomate of the American Board of Urology and is well respected in the urology community for innovative techniques and product development.

Dr. Eleanor C. Mariano  - Director

Dr. Mariano combines over 30 years of experience and executive leadership in the healthcare industry. In November 2005, Dr. Mariano founded the Center for Executive Medicine, a medical concierge practice which provides presidential-quality medical care to CEOs and their families. From July 2001 to October 2005, Dr. Mariano served a consultant in the Executive Health Program at the Mayo Clinic in Scottsdale, Arizona. In June 1992, Dr. Mariano was appointed White House Physician. In 1994, Dr. Mariano was named Director of the White House Medical Unit and was chosen by President William Clinton to serve as his personal physician. In total, Dr. Mariano served nine years at the White House where she was physician to three sitting American Presidents. In 1990, prior to her appointment as White House Physician, Dr. Mariano served as Division Head of General Internal Medicine in the Naval Hospital in San Diego. From 1986-1990, Dr. Mariano was assigned to the Naval Medical Clinic in Port Hueneme, California where she ran the Specialty Clinic and the clinic’s urgent care facility. From 1982-1984 Dr. Mariano served as General Medical Officer and Medical Department Division Head onboard the USS Prairie, a destroyer tender.

Roberto Simon  - Director

Roberto Simon currently serves as Chief Financial Officer of WEX Inc. (“WEX”), a leading financial technology service provider. Mr. Simon joined WEX in February 2016. Previously, Mr. Simon served as the Executive Vice President and Chief Financial Officer of Revlon, Inc., a global cosmetics, personal and beauty care products company, from October 2014 until February 2016. Prior to that, he was the Revlon Senior Vice President, Global Finance from October 2013 to September 2014 and served as Revlon’s Global Business Process Owner, SAP, from February 2014 until September 2014. Prior to joining Revlon as a result of Revlon’s acquisition of The Colomer Group Participations, S.L. (“The Colomer Group”), a Spain-based salon and professional beauty business, Mr. Simon served in various senior finance positions of increasing responsibility at The Colomer Group since 2002, including most recently serving as The Colomer Group’s Chief Financial Officer from October 2011 to October 2014. Prior to that, he served as The Colomer Group’s Vice President of Finance for America and Africa from January 2008 until September 2011.

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Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our current directors, with the exception of Justin Schreiber, Stefan Galluppi and Happy Walters, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our Board of Directors also determined that Roberto Simon, John R. Strawn, Jr. and Bertrand Velge, who currently constitute our Audit Committee, and John R. Strawn, Jr., Bertrand Velge and Dr. Joseph V. DiTrolio, M.D., who constitute our Compensation Committee, satisfy the independence and other qualification standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

●	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

●	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Board Committees

The Board currently has the following standing committees : the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee.

The following table identifies the independent and non-independent current Board and committee members:

Name	Audit	Compensation	Nominating	Independent
Roberto Simon	Chairman			X
John R. Strawn, Jr.	X	Chairman	Chairman	X
Bertrand Velge	X	X	X	X
Dr. Joseph V. DiTrolio, M.D.		X	X	X
Dr. Eleanor C. Mariano				X
Happy Walters
Justin Schreiber
Stefan Galluppi

Board and Committee Meetings

All of our committees were established on November 9, 2020 prior to listing on the NASDAQ Capital Market. During the year ended December 31, 2020, the Board had 1 meetings, the Audit Committee had 1 meetings, the Compensation Committee had no meetings, and the Nominating Committee had no  meetings.

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There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

With respect to our audit committee, compensation committee and a nominating and corporate governance committees, each has its own charter, which is available   on our website at www.lifemd.com. Each of the Board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

●	selecting and recommending to our board of directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related-party transactions; and

●	overseeing compliance with legal and regulatory requirements.

Compensation Committee

Our Compensation Committee assists the board of directors in the discharge of its responsibilities relating to the compensation of the board of directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

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●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Committee’s responsibilities include:

●	recommending to the board of directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the board;

●	considering candidates proposed by stockholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s code of business conduct and ethics;

●	reviewing with the entire board of directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the board of directors on an annual basis the directors to be appointed to each committee of the board of directors;

●	overseeing an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the healthcare and teleheath industry, or background in finance or technology, and experience operating growing businesses.

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Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Executive Chairman, Chief Executive Officer, and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to LifeMD, Inc. at 800 Third Avenue, Suite 2800, New York, NY 10022, Attention: General Counsel.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and changes in ownership of the Company’s Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2020, including those reports that we have filed on behalf of our directors and Section 16 officers, no director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock of the company, or any other person subject to Section 16 of the Exchange Act, failed to file with the SEC on a timely basis during the fiscal year ended December 31, 2020, except that, (i) Mr. Nicholas Alvarez did not timely file a Form 3 for acquiring 80,000 options to purchase shares of common stock which occurred on January 20, 2020 and a Form 4 for acquiring 40,000 options to purchase shares of common stock which occurred on December 8, 2020; (ii) Mr. Eric Yecies did not timely file a Form 3 for acquiring 200,000 options to purchase shares of common stock which occurred on November 20, 2020; (iii) Dr. Eleanor Mariano did not timely file a Form 3 for acquiring 20,000 shares of common stock which occurred on October 21, 2020; (iv) Mr. Justin Schreiber did not timely file a Form 4 for acquiring a warrant to purchase 22,000 shares of common stock which occurred on March 2, 2020, and a Schedule 13D/A for an increase of more than 1% in the percentage of shares of common stock held by Mr. Schreiber; and (v) Mr. Stefan Galluppi did not timely file a Schedule 13D for acquiring more than 5% of the shares common stock of the Company. All such filings have been subsequently made.

Communication with our Board

Although the Company does not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at LifeMd, Inc., 800 Third Avenue, Suite 2800, New York, NY 10022, Attention: General Counsel. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Involvement in Certain Legal Proceedings.

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Position
Justin Schreiber	38	President, Chief Executive Officer and Director, Chairman
Marc Benathen	41	Chief Financial Officer
Juan Manuel Pineiro	34	Former Chief Financial Officer
Brad Roberts	40	Chief Operating Officer
Sean Fitzpatrick	38	President, LegalSimpli Software
Nicholas Alvarez	29	Chief Acquisition Officer
Eric Yecies	43	Chief Compliance Officer and General Counsel
Bryant Hussey	45	Chief Digital Officer
Dr. Anthony Puopolo	49	Chief Medical Officer
Corey Deutsch	27	Chief Business Officer
Stefan Galluppi	34	Chief Technology Officer and Director

In addition to the biographical information for Justin Schreiber and Stefan Galluppi, which is set forth above under “Board of Directors-Members of Our Board of Directors,” set forth below is certain biographical information about our other executive officers. Our executive officers are elected by, and serve at the discretion of, our Board of Directors.

Marc Benathen - Chief Financial Officer

Marc Benathen combines over 18 years of experience in financial, operational and consumer products/services senior management. Previously, he had been involved in 6 companies in the consumer, technology and media industries holding positions including Chief Financial Officer, Vice President and Director. From 2017 through January 2021, Mr. Benathen was the Chief Financial Officer for Blink Holdings, Inc. (dba Blink Fitness), a national fitness company. From 2014 to 2017, he was Vice President of Finance for Blink Fitness. From December 2010 to January 2014, he was Senior Manager of Corporate Finance of ANN, Inc., a NYSE-listed retail company that focused on women’s fashion. Mr. Benathen is also currently a director of Baruch College Alumni Association and past Trustee of the Baruch College Fund, a charitable and alumni arm of Baruch College. He has an undergraduate degree from Baruch College with Honors.

Brad Roberts - Chief Operating Officer

Brad Roberts combines over 16 years of executive senior level experience founding and operating direct-to-consumer, FinTech and healthcare companies. Currently, he is a principal at Circadian Funding, LLC, founded in 2018. From 2012 to 2018 Brad was the Chief Operations Officer for Utility Partners of America LLC., a leading provider of project and operational management services for U.S. utilities. From 2010 to 2012, he was Chief Operations Officer for Claims Recovery Group, LLC, a provider of specialized professional audit expertise. From 2008 to 2010 he was the President of Ashton Benefits, LLC, a leading employee benefits company. He has an undergraduate degree from Richard Stockton University and attended graduate school at NYU Stern School of Business.

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Sean Fitzpatrick – President of LegalSimpli Software

Mr. Fitzpatrick is currently the President of LegalSimpli Software LLC (“LSS”), a majority owned subsidiary of the Conversion Labs PR. Mr. Fitzpatrick combines over 10 years of experience in marketing with a strategic approach to margin optimization following a career in bankruptcy law. Previously, he had been involved in ten companies holding positions including Head of Customer Acquisition and Senior Director of Marketing and adviser to SEO Radar. From 2014 through 2018, Mr. Fitzpatrick was the Head of Customer Acquisition for BOLD PR LLC, an online technology company in the competitive career space. From 2008 to 20018, he was a consultant of multiple companies including Reply! Inc., YouCaring LLC (now part of GoFundMe) and Jolly Technology Inc. Mr. Fitzpatrick has an undergraduate degree from University of California, Santa Cruz, a Juris Doctor from Santa Clara University, School of Law, and is an active member of the California Bar Association in good standing.

Nicholas Alvarez – Chief Acquisition Officer

On January 20, 2020, Mr. Alvarez was appointed as Chief Acquisition Officer. Mr. Alvarez, age 27, is an accomplished executive in the digital marketing space. He is responsible for overseeing the Company’s customer acquisition efforts including media buying and advertising strategy across all brands, excluding PDFSimpli. Prior to his work for the Company, he worked at agencies Cheviot Capital and Internet Brands, managing over $100 million in paid media budgets. From 2015-2016 he was a digital marketing specialist for Internet Brands and worked on sites such as Lawyers.com, Carsdirect.com, among others. From 2016-2018 he worked as a Head Media Buyer at Cheviot Capital, and from 2018 to the present has served as Head of Customer Acquisition at LifeMd. He has an undergraduate degree from Loyola Marymount University.

Eric Yecies - Chief Compliance Officer and General Counsel

Mr. Yecies combines over 16 years of experience practicing law in the life sciences space. Previously, he had been involved in three law firms in the legal industry, holding positions including, Associate, Senior Associate, Senior Counsel, and Partner. From 2013 to 2020, Mr. Yecies was a Senior Counsel and then Partner in the Intellectual Property Group of Holland & Knight, a global law firm. From 2008 to 2013, he was a Senior Associate in the Patent Litigation Group of Goodwin Procter LLP, a global law firm. From 2004 to 2008, he was an Associate in the Fish and Neave Intellectual Property Group of Ropes & Gray LLP, a global law firm. He has an undergraduate degree and master’s degree in biology (molecular concentrations) from the University of Pennsylvania and a JD from New York University School of Law.

Bryant Hussey  - Chief Digital Officer

Bryant Hussey combines over 20 years senior and executive level management with both direct-to-consumer and traditional e-commerce companies. From 2018 to 2020, he was the Chief Digital Officer for AVS Products, LLC., a direct response nutraceutical company acting as Playboy’s global licensee for sexual wellness supplements. From 2009 to 2018 he was the Vice President of Marketing for Atlantic Coast Brands, an omni-channel international beauty company which has serviced over 10 million customers. Bryant’s undergraduate studies were in Economics at St. Peters University and he also attended New York University completing professional studies programs in Integrated Marketing.

Dr. Anthony Puopolo  - Chief Medical Officer

Dr. Puopolo combines over 20 years of experience in medicine and wellness. In 2018 he founded Alpha Medical Group, where he serves as president to present. From September 2019 to December 2020, he served as a staff physician at Teledoc. From July 2017 to December 2020, he served as a regional medical director at Swift MD. In January 2014 he founded the Integrative Wellness Medical Group, where he remained until May 2017. From August 2010 to May 2017, he served as a partner staff physician at Sharp-Rees Stealy Medical Group (“Sharp-Rees”). From September 2008 to July 2010, he served as afloat physician at Sharp-Rees. From September 2005 to August 2008, he served at the mental health clinic of the 121st General Hospital in South Korea, first as a chief of outpatient and medical director of alcohol treatment center, then as chief of inpatient at the psychiatric ward. From September 2004 to August 2005, he served as a staff physician and chief of outpatient at the mental health clinic at the U.S. military base of Camp Casey in South Korea. He has an undergraduate degree from Tufts University and a Medical Degree from Boston University School of Medicine.

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Corey Deutsch - Chief Business Officer

Corey Deutsch has over 5 years of experience in various healthcare finance roles. In May 2020, Corey Deutsch founded a long only hedge fund focused exclusively on the healthcare end-market. From June 2019 through June 2020, Mr. Deutsch served as an investment professional at Amulet Capital Partners, a healthcare focused private equity firm. From November 2018 to June 2019, Mr. Deutsch was an investment professional for Arsenal Capital Partners, a middle-market healthcare private equity firm. From June 2016 to November 2018, Mr. Deutsch was an investment banker at MTS Health Partners, a boutique investment bank focused on the healthcare sector. Mr. Deutsch is also currently an advisor for Heat Biologics, an oncology focused pharmaceutical Company. He received his undergraduate degree from the University of Pennsylvania, graduating Summa Cum Laude with a B.A. in economics.

EXECUTIVE COMPENSATION

Executive Compensation

The following summary compensation table indicates the cash and non-cash compensation earned from the Company during the years ended December 31, 2020 and 2019 by the current and former executive officers of the Company and each of the other two highest paid executives or directors, if any, whose total compensation exceeded $100,000 during those periods.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($)	Non-qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)		Total ($)
Justin Schreiber (2) President, Chief Executive Officer and Director	2020			9,030,000				225,000	(3)	9,255,000
	2019			824,000				52,000	(3)	876,000

Marc Benathen Chief Financial Officer	2020
	2019

Brad Roberts Chief Operating Officer (4)	2020				1,384,883			75,000		1,459,883
	2019

Eric Yecies, Chief Compliance Officer and General Counsel (5)	2020	29,769			1,765,837					1,795,606
	2019

Bryant Hussey Chief Digital Officer	2020							40,000		40,000
	2019

Dr. Anthony Puopolo Chief Medical Officer	2020
	2019

Corey Deutsch Chief Business Officer(6)	2020				186,458			4,370		190,828
	2019

Stefan Galluppi Chief Technology Officer and Director (7)	2020	155,000	10,000	9,030,000						9,195,000
	2019	111,000			450,000					561,000

Juan Manuel Piñerio Dagnery (8) Former Chief Financial Officer	2020	84,000								84,000
	2019	84,000			73,415					157,415

Robert Kalkstein Former Chief Financial Officer (9)	2020
	2019	22,500			37,108					59,608

Sean Fitzpatrick President of LegalSimpli, Former Chief Acquisition Officer (10)	2020	36,000	650					144,000		180,650
	2019	119,265			571,875					691,140

Nicholas Alvarez Chief Acquisition Officer (11)	2020	98,516	4,853		1,497,885			37,741		1,638,995
	2019	84,000			104,571			38,196	(12)	226,767

17

(1)	Amounts shown reflect aggregate grant date fair value and, where applicable, incremental fair value as of modification date, of awards and do not reflect whether the recipient actually has realized a financial benefit from such grant, such as by exercising the options or selling the stock. A discussion of the assumptions used in calculating the award values may be found in Note 2 to our financial statements contained herein.

(2)

Mr. Schreiber was appointed a member of the Board on June 24, 2017. Mr. Schreiber became the Company’s President and Chief Executive Officer on February 2, 2018. The Company entered into a 2-year agreement with Mr. Schreiber whereby as compensation for his services as Chief Executive Officer, Mr. Schreiber received 400,000 shares, valued at $460,000. Pursuant to a March 1, 2020, consulting services agreement by and between the Company and JLS Ventures, LLC, Mr. Schreiber, as President of JLS Ventures, LLC, would serve as the Company’s Chief Executive Officer and Chairman of the Board of Directors, and receive a monthly cash payment of $15,000. On April 25, 2019, Mr. Schreiber received 500,000 shares of the Company’s restricted common stock as consideration for selling his remaining membership interest in CVLB PR to the Company, for $450,000. Additionally, the Company recorded approximately $374,000 of stock compensation expense in 2019 related to the amortization of prior restricted stock awards granted JLS Ventures, LLC. On December 9, 2020, Mr. Schreiber was issued 1,000,000 shares of common stock with a fair value of approximately $9,030,000 for having achieved certain performance milestones pursuant to a Membership Interest Purchase Agreement, dated April 25, 2019, by and between the Issuer, Conversion Labs PR LLC, American Nutra Tech LLC, and Taggart International Trust, an entity controlled by Mr. Schreiber.

(3)	Represents cash payments Mr. Schreiber receives for rent from the Company for the CVLB PR offices paid at a range of $4,000 to $5,000 per month.

(4)	Pursuant to the December 21, 2021 amended and restated employment agreement between Mr. Roberts and the Company, Mr. Roberts will receive an annual base salary of $96,000. Mr. Roberts was granted: (i) stock options to purchase up to 200,000 shares of the Company’s common stock; and (ii) a grant of 10,000 restricted stock units of the Company’s common stock.

(5)	Pursuant to the November 20, 2021 employment agreement between Mr. Yecies and the Company, Mr. Yecies will receive an annual base salary of $270,000 and received stock options to purchase up to 200,000 shares of the Company’s common stock.

(6)	As partial consideration for consulting services, Mr. Deutsch received stock options to purchase up to 75,000 shares of the Company’s common stock of which 25,000 shares have vested.

(7)

Mr. Galluppi was appointed as a member of the Board effective June 24, 2017. Mr. Galluppi was paid approximately $12,900 and $9,250 per month for twelve months in 2020 and 2019, respectively. Mr. Galluppi resigned as a Director of Immudyne, Inc. in February 2018 upon the sale of the legacy beta glucan business, but was reappointed in May 2018. On April 25, 2019, Mr. Galluppi received 500,000 shares of the Company’s restricted common stock as consideration for selling his remaining membership interest in CVLB PR to the Company, for $450,000. On December 9, 2020, Mr. Galluppi was issued 1,000,000 shares of common stock with a fair value of approximately $9,030,000 for having achieved certain performance milestones pursuant to a Membership Interest Purchase Agreement, dated April 25, 2019, by and between the Issuer, Conversion Labs PR LLC, Taggart International Trust, and American Nutra Tech LLC, an entity controlled by Mr. Galluppi.

(8)	On February 11, 2019, Mr. Piñeiro was appointed Chief Financial Officer of the Company. On March 15, 2019 the Company and Mr. Piñeiro entered into an employment agreement, effective as April 1, 2019, whereby Mr. Piñeiro shall earn a salary of $84,000 per annum. In addition, Mr., Piñerio received options to purchase 100,000 shares of common stock, valued at $73,415. One third of the options vested on April 1, 2020. The remaining options were forfeited. On February 4, 2021, Mr. Piñeiro resigned from his position as Chief Financial Officer of the Company, and was appointed Chief Revenue Officer of the Company. On April 2, 2021, Mr. Piñeiro resigned from his position as Chief Revenue Officer of the Company. On April 2, 2021, Mr. Pineiro and the Company entered into a Resignation and Release Agreement, whereby in connection with his resignation as Chief Revenue Officer of the Company, Mr. Pineiro is eligible to receive, within sixty (60) of the resignation date, equity severance of 10,000 shares of common stock of the Company.

(9)	On October 2, 2017, Robert Kalkstein was appointed as the Chief Financial Officer of the Company. Mr. Kalkstein entered into a consulting agreement with the Company, which provides, among other things, for a fee of $2,750 per month through December 2017, $5,000 per month between January 2018 and March 2018 and $7,500 per month between April 2018 and September 2018. Additionally, Mr. Kalkstein was granted an option to purchase 100,000 shares of the Company’s common stock at $2.00 per share, subject to the approval of the board of directors of the Company and certain vesting requirements set forth in the consulting agreement. On February 9, 2019, Mr. Kalkstein, tendered his resignation to the Board, effective March 31, 2019.

(10)

On October 25, 2018, Sean Fitzpatrick was appointed as the Chief Acquisition Officer of the company. Pursuant to the Fitzpatrick Employment Agreement, by and between the Company, Conversion Labs PR and Mr. Fitzpatrick, Mr. Fitzpatrick will receive an annual base salary of Seventy-Two Thousand Dollars ($72,000) (the “Base Salary”). Mr. Fitzpatrick will receive from Conversion Labs PR a preferred equity interest issued by Conversion Labs PR which is equal to the lesser of 100% of the Qualifying Cash (as defined in the Amended Operating Agreement) available for distribution during any month and $6,000 subject to the terms of the Amended Operating Agreement (the “Equity Interest”). In addition, Mr. Fitzpatrick received a ten-year option to purchase 500,000 shares common stock at a price of $7.50 per share, which vest according to the following terms (1) 500,000 option shares shall vest in forty-eight (48) equal monthly installments until all 500,000 option shares have vested upon the four-year anniversary of this Agreement, (2) 100,000 option shares shall vest upon the Company achieving at least $20,000,000 in annual revenue, (3) 100,000 option shares shall vest upon the Company achieving at least $30,000,000 in annual revenue, (4) 100,000 option shares shall vest upon the Company achieving at least $40,000,000 in annual revenue, (5) 100,000 option shares shall vest upon the Company achieving at least $50,000,000 in annual revenue, (6) 100,000 option shares shall vest upon the Company achieving at least $75,000,000 in annual revenue. On January 20, 2020, Mr. Fitzpatrick transitioned from the Company’s Chief Acquisition Officer to the role of President of LegalSimpli Software, LLC, a majority owned subsidiary of the Company.

18

(11)	On December 8, 2020, the Company entered into an Amended and Restated Employment Agreement with Mr. Alvarez, amending and restating in its entirety the Employment Agreement between the Company and Alvarez, dated July 26, 2018. Pursuant to the Amended Alvarez Employment Agreement, Mr. Alvarez’s base salary shall be $172,400 per year. Additionally, Mr. Alvarez was granted options to purchase up to 200,000 shares of Common Stock of the Company. Mr.Alvarez is eligible to receive up to three hundred thousand (300,000) restricted stock units of the Company’s common stock, subject to the Company’s Telemedicine Brands (as defined in the Amended Alvarez Employment Agreement) achieving certain revenue milestones in accordance with the Amended Alvarez Employment Agreement.

(12)	Represents payments made by the Company for Mr. Alvarez’s residence paid at $3,183 per month.

Named Executive Officer Employment Agreements

Fitzpatrick Employment Agreement

On July 23, 2018, we entered into an employment agreement with Sean Fitzpatrick. Pursuant to the employment agreement, Mr. Fitzpatrick will receive an annual base salary of Seventy-Two Thousand Dollars ($72,000) (the “Base Salary”). Mr. Fitzpatrick will receive from Conversion Labs PR a preferred equity interest issued by Conversion Labs PR which is equal to the lesser of 100% of the Qualifying Cash (as defined in the Amended Operating Agreement) available for distribution during any month and $6,000 subject to the terms of the Amended Operating Agreement (the “Equity Interest”). In addition, Mr. Fitzpatrick received a ten-year option to purchase 500,000 shares common stock at a price of $7.50 per share, which vest according to the following terms (1) 500,000 option shares shall vest in forty-eight (48) equal monthly installments until all 500,000 option shares have vested upon the four-year anniversary of this Agreement, (2) 100,000 option shares shall vest upon the Company achieving at least $20,000,000 in annual revenue, (3) 100,000 option shares shall vest upon the Company achieving at least $30,000,000 in annual revenue, (4) 100,000 option shares shall vest upon the Company achieving at least $40,000,000 in annual revenue, (5) 100,000 option shares shall vest upon the Company achieving at least $50,000,000 in annual revenue, (6) 100,000 option shares shall vest upon the Company achieving at least $75,000,000 in annual revenue.

On January 20, 2020, our Board of Directors approved the transition of Mr. Sean Fitzpatrick from the role of the Company’s Chief Acquisition Officer, to the role of President of LegalSimpli (the “CAO Transition”). Mr. Fitzpatrick has previously served as President of LegalSimpli prior to his appointment as Chief Acquisition Officer of the Company. Mr. Fitzpatrick’s transition was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Fitzpatrick’s transition, the Company agreed to amend his employment agreement from July 23, 2018 to: (i) reflect that Mr. Fitzpatrick will serve as an employee of LegalSimpli and will no longer serve as Chief Acquisition Officer of the Company; (ii) decrease the number of options to purchase the Company’s common stock previously granted to Mr. Fitzpatrick (the “Fitzpatrick Options”) from 500,000 to 370,000, 130,000 of which have vested as of the effective date; (iii) amend the vesting schedule for the remaining 370,000 Fitzpatrick Options to include four performance metrics that, if met, each trigger the vesting of 92,500 Fitzpatrick Options.

19

Yecies Employment Agreement

On November 20, 2020, Mr. Yecies entered into an Employment Agreement (the “Yecies Employment Agreement”) with the Company. The Yecies Employment Agreement is for an indefinite term and may be terminated with or without cause. Mr. Yecies will receive an annual base salary of $270,000 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. In connection with his appointment, subject to, and upon the approval of the Conversion Labs, Inc. 2020 Equity and Incentive Plan, Mr. Yecies is entitled to receive a Stock Option (the “Yecies Stock Option”) to purchase up to 200,000 shares of the Company’s common stock. Upon termination of Mr. Yecies without cause, the Company shall pay or provide to Mr. Yecies severance pay equal to his then current monthly base salary for four months from the date of termination, during which time Mr. Yecies shall continue to receive all employee benefits and employee benefit plans as described in the Yecies Employment Agreement.

Alvarez Employment Agreement

On December 8, 2020, the Company entered into an Amended and Restated Employment Agreement (the “Amended Alvarez Employment Agreement”) with the Company’s current Chief Acquisition Officer, Nicholas Alvarez, amending and restating in its entirety the Employment Agreement between the Company and Alvarez, dated July 26, 2018. Pursuant to the Amended Alvarez Employment Agreement, Mr. Alvarez’s base salary shall be $172,400 per year. In addition to his base salary, Mr. Alvarez has been granted options to purchase up to 200,000 shares of Common Stock of the Company. Mr. Alvarez is eligible for an annual bonus and will participate in the Company’s benefits plan.

Additionally, pursuant to the Amended Alvarez Employment Agreement, Mr. Alvarez is eligible to receive up to three hundred thousand (300,000) restricted stock units of the Company’s common stock, subject to the Company’s Telemedicine Brands (as defined in the Amended Alvarez Employment Agreement) achieving certain revenue milestones in accordance with the Amended Alvarez Employment Agreement. The restricted stock units, if, and to the extent issued, will vest upon the earlier of a Change of Control (as defined in the Amended Alvarez Employment Agreement) or December 8, 2023.

Upon termination by the Company of Mr. Alvarez without Good Cause (as defined in the Amended Alvarez Employment Agreement), or by Mr. Alvarez for Good Reason (as defined in the Amended Alvarez Employment Agreement), on the six-month anniversary of such termination (the “Six-Month Termination Anniversary”), the Company shall pay to Mr. Alvarez one lump-sum payment equal to his then current monthly base salary for the six months from the date of termination, plus a pro-rata share of any bonus earned for the year of termination. Additionally, upon such termination, Alvarez shall continue to receive all employee benefits, including if elected, the Company paying Alvarez’s COBRA premiums to continue Alvarez’s coverage, and employee benefit plans as described in the Amended Alvarez Employment Agreement for the period from the date of termination until the Six-Month Termination.

Roberts Employment Agreement

On December 21, 2020, the Company entered into an amended and restated employment agreement (the “Amended and Restated Roberts Employment Agreement”) with Mr. Brad Roberts, the Company’s Chief Operating Officer. The Amended and Restated Roberts Employment Agreement supersedes and replaces Mr. Roberts’ prior employment agreement with the Company. The Amended and Restated Roberts Employment Agreement is for an indefinite term and may be terminated with or without cause. Mr. Roberts will receive an annual base salary of $96,000.00 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board, in the form cash or stock options, or any combination thereof, at Mr. Robert’s election. Pursuant to the Amended and Restated Roberts Employment Agreement, Mr. Roberts was granted: (i) stock options to purchase up to 200,000 shares of the Company’s common stock; and (ii) 10,000 restricted stock units of the Company’s common stock, which shall vest upon the one-year anniversary of the Amended and Restated Roberts Employment Agreement.

20

Hussey Employment Agreement

On January 5, 2021, Mr. Hussey entered into an Employment Agreement (the “Hussey Employment Agreement”) with the Company. The Hussey Employment Agreement is for an indefinite term and may be terminated with or without cause. Mr. Hussey will receive an annual base salary of $250,000 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. Pursuant to the Hussey Employment Agreement, Mr. Hussey was granted: (i) a stock option to purchase up to 200,000 shares of the Company’s common stock, scheduled to vest in equal monthly tranches, based on the passage of time, over the 36 months; and (ii) a one-time signing bonus of $40,000.00. Upon termination of Mr. Hussey without cause, the Company shall pay or provide to Mr. Hussey severance pay equal to his then current monthly base salary for four months from the date of termination, during which time Mr. Hussey shall continue to receive all employee benefits and employee benefit plans as described in the Hussey Employment Agreement. As a full-time employee of the Company, Mr. Hussey will be eligible to participate in all of the Company’s benefit programs.

Puopolo Employment Agreement

On January 11, 2021, Mr. Puopolo entered into an Employment Agreement (the “Puopolo Employment Agreement”) with the Company. The Puopolo Employment Agreement is for an indefinite term and may be terminated with or without cause. Mr. Puopolo will receive an annual base salary of $300,000 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. Pursuant to the Puopolo Employment Agreement, Mr. Puopolo was granted a Stock Option to purchase up to 200,000 shares of the Company’s common stock. 5,555 of the stock options shall vest in equal monthly tranches, based on the passage of time, over the course of 35 months, with the remaining 5,575 stock options scheduled to vest on January 11, 2024. Upon termination of Mr. Puopolo without cause, the Company shall pay or provide to Mr. Puopolo severance pay equal to his then current monthly base salary for four months from the date of termination, during which time Mr. Puopolo shall continue to receive all employee benefits and employee benefit plans as described in the Puopolo Employment Agreement. As a full-time employee of the Company, Mr. Puopolo will be eligible to participate in all of the Company’s benefit programs.

Deutsch Employment Agreement

On January 14, 2021, the Company entered into that certain employment agreement (the “Deutsch Employment Agreement”) with Mr. Deutsch whereby Mr. Deutsch assumed the role of Head of Corporate Development. The Deutsch Employment Agreement is for an indefinite term and may be terminated with or without cause. Pursuant to the Deutsch Employment Agreement, Mr. Deutsch will receive an annual base salary of $175,000 Mr. Deutsch shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. Pursuant to the Deutsch Employment Agreement, Mr. Deutsch was granted a stock option to purchase up to 200,000 shares of the Company’s common stock. The Stock Options were to vest in equal monthly tranches, based on the passage of time, over the 36 months following the Effective Date. Upon termination of Mr. Deutsch without cause, the Company shall pay or provide to Mr. Deutsch severance pay equal to his then current monthly base salary for four months from the date of termination, during which time Mr. Deutsch shall continue to receive all employee benefits and employee benefit plans as described in the Deutsch Employment Agreement. As a full-time employee of the Company, Mr. Deutsch will be eligible to participate in all of the Company’s benefit programs.

On February 3, 2021, the Company entered into that certain First Amendment to the Deutsch Employment Agreement (the “Deutsch Amended Employment Agreement”) specifically to (i) reduce the number of Employee Stock Options awarded to Deutsch to 175,000, from 200,000, and (ii) change Deutsch’s title and role from Head of Corporate Development to Chief Business Officer. No other substantive changes were made to the Deutsch Employment Agreement.

21

Benathen Employment Agreement

On February 4, 2021, Mr. Benathen entered into an Employment Agreement (the “Benathen Employment Agreement”) with the Company. The Benathen Employment Agreement is for an indefinite term and may be terminated with or without cause. Pursuant to the Benathen Employment Agreement, Mr. Benathen will receive an annual base salary of $325,000.00 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board, with a target amount of 40% of the base salary. To induce Mr. Benathen to enter into the Benathen Employment Agreement, Mr. Benathen was granted a signing bonus of 15,000 restricted stock units of the Company’s common stock. In addition to the restricted stock units, Mr. Benathen received stock options to purchase up to 200,000 shares of the Company’s common stock.

Upon termination of Mr. Benathen without cause, the Company shall pay or provide to Mr. Benathen severance pay equal to his then current monthly base salary for six months from the date of termination, during which time Mr. Benathen shall continue to receive all employee benefits and employee benefit plans as described in the Employment Agreement. As a full-time employee of the Company, Mr. Benathen will be eligible to participate in all of the Company’s benefit programs.

Galluppi Employment Agreement

On March 18, 2019, Mr. Galluppi entered into an Employment Agreement (the “Galluppi Employment Agreement”) with the Company. The Galluppi Employment Agreement is for an indefinite term and may be terminated with or without cause. Pursuant to the Galluppi Employment Agreement, Mr. Galluppi was (i) to receive an annual base salary of $120,000; and (ii) eligible to earn a discretionary bonus of up to 100% of his annual salary. As a full-time employee of the Company, Mr. Galluppi will be eligible to participate in all of the Company’s benefit programs.

On April 1, 2020, the Company entered into that certain First Amendment to the Galluppi Employment Agreement (the “Galluppi Amended Employment Agreement”) specifically to (i) increase Mr. Galluppi’s annual base salary to $180,000; and (ii) determine that Mr. Galluppi will be eligible to earn a discretionary bonus of up to $100,000, as determined in the sole discretion of the Board. No other substantive changes were made to the Deutsch Employment Agreement.

Consulting Agreement

Effective March 1, 2020, the Company entered into a consulting services agreement by and between the Company and JLS Ventures, LLC (the “JLS Consulting Agreement”), pursuant to which Justin Schreiber, as President of JLS Ventures, LLC, would serve as the Company’s Chief Executive Officer and Chairman of the Board of Directors. The JLS Consulting Agreement provides that Mr. Schreiber will receive a monthly cash payment of $15,000. The JLS Consulting Agreement has an initial term of 12 months beginning January 1, 2020 and is renewable for additional twelve-month periods upon the mutual agreement of the Company and JLS Ventures, LLC.

Outstanding Equity Awards at December 31, 2020

Listed below is information with respect to unexercised options that have not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2020:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expirat- ion	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	(#)	Date	(#)	($)	(#)	($)
Justin Schreiber	50,000	-	-	$2.00	5/30/2022	-	-	-	-
Marc Benathen	-	-	-	-	-	-	-	-	-
Stefan Galluppi	-	-	-	-	-	-	-	-	-
Juan Manuel Piñerio Dagnery (1)	88,212	26,788	-	$1.15	3/12/2029	-	-	-	-
Eric Yecies	38,889	161,111	-	$7.21	11/20/2030	-	-	-	-
Brad Roberts	35,000	175,000	-	$7.50	12/21/2030	-	-	-	-
Nicholas Alvarez	75,000	125,000	-	$8.47	12/08/2030	-	-	-	-
Bryant Hussey	-	-	-	-	-	-	-	-	-
Corey Deutsch	-	-	-	-	-	-	-	-	-

(1)	Options vest on the first, second and third anniversary of Mr. Dagnery’s grant date at 33,333 shares each on April 1, 2020, April 1, 2021 and April 1, 2022.

22

DIRECTOR COMPENSATION

The following   Director Compensation Table sets forth information concerning compensation for services rendered to our independent directors for the fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony G. Bruzzese, M.D. (2)	-	-	-	-	-	-	-
Michael Borenstein, M.D. (3)	12,301						12,301
Bertrand Velge (4)	3,095	-	-	-	-	-	3,095
John R. Strawn, Jr.
Dr. Joseph V. DiTrolio, M.D.
Dr. Eleanor C. Mariano			128,973				128,973
Roberto Simon	4,000						4,000
Happy Walters (5)	-	-	-	-	-	-	-

(1)	Amounts shown reflect aggregate grant date fair value and, where applicable, incremental fair value as of modification date, of awards and do not reflect whether the recipient actually has realized a financial benefit from such grant, such as by exercising the options or selling the stock. A discussion of the assumptions used in calculating the award values may be found in Note 2 to our financial statements contained herein.
(2)	Dr. Bruzzese resigned from his position as a member of the board of directors on October 21, 2020.
(3)	Dr. Borenstein resigned from his position as a member of the board of directors on November 10, 2020.
(4)	Excludes the issuance to Mr. Velge of warrants to purchase 100,000 shares of Common Stock pursuant to the Debt Exchange Agreement dated September 22, 2020 with a value of approximately $572,421.
(5)

Excludes cash compensation of approximately $120,000 for consulting services provided by Mr. Walters, as well as stock compensation issued to Mr. Walters of approximately $15,900,000 related to 2,000,000 shares of Common Stock that were originally acquired from the Issuer by Blue Horizon, Mr. Walters’ wholly owned company. The shares were issued pursuant to terms of a consulting agreement entered into on May 28, 2019 and subsequently as amended on September 29, 2020, as a result of the attainment of certain revenue targets which were achieved in the fourth quarter of 2020..

The table below   sets forth the unexercised stock options held by each of our non-employee directors outstanding as of December 31, 2020:

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2020
Roberto Simon(1)	-
John R. Strawn, Jr. (2)	480,000
Bertrand Velge(3)	-
Dr. Joseph V. DiTrolio, M.D. (4)	165,400
Dr. Eleanor C. Mariano(5)	20,000

(1)	Mr. Simon has served as a director since November 6, 2020.

(2)	Mr. Strawn has served as a director since July 2011.

(3)	Mr. Velge has served as a director since June 10, 2019.

(4)	Dr. DiTrolio has served as a director since September 4, 2014.

(5)	Dr. Mariano has served as a director since October 21, 2020.

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OWNERSHIP OF COMMON STOCK

The following sets forth information as of April 29, 2021, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our directors and named executive officer and (iii) all of our directors and named executive officer as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of April 29, 2021, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of April 29, 2021 when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 26,170,896 shares of common stock outstanding as of April 29, 2021. Unless otherwise indicated, the address of each of the shareholders listed below is: c/o LifeMD, Inc., 800 Third Avenue, Suite 2800, New York, NY 10022.

Security Ownership of 5% or greater Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent (1)
None

Security Ownership of Directors and Executive Officers

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent (1)
Justin Schreiber (2)	3,109,620	11.81%
Marc Benathen (3)	203,750	*	%
Stefan Galluppi (4)	1,649,800	6.30%
Roberto Simon(17)	20,000	*	%
John R. Strawn (5)	340,347	1.30%
Bertrand Velge (6)	1,099,057	4.15%
Joseph DiTrolio, M.D. (7)	177,900	*	%
Eleanor C. Mariano, M.D. (16)	5,000	*	%
Juan Manuel Piñeiro Dagnery (8)	220,394	*	%
Happy Walters (9)	2,107,260	8.05%
Eric Yecies (10)	38,889	*	%
Brad Roberts (11)	97,632	*	%
Nicholas Alvarez (12)	180,288	*	%
Bryant Hussey (13)	33,333	*	%
Dr. Anthony Puopolo (14)	33,333	*	%
Corey Deutsch (15)	76,408	*	%
Directors & Executive Officers as a Group (16 persons)	9,393,011	35.56%

24

Notes:

(1)	Percentage of ownership is based on 26,170,896 shares of our common stock outstanding as of April 29, 2021.

(2)	Consists of (i) 180,000 common shares held (ii) 2,761,271 common shares held by JOJ Holdings, LLC, (iii) warrants to purchase 118,349 ordinary shares issuable upon exercise of outstanding warrants at a price of $2.00 per share held by JOJ Holdings, LLC, and (iv) 50,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share. Mr. Schreiber has sole voting and dispositive power over all shares and warrants held of record by JOJ Holdings, LLC.

(3)	Consists of (i) 3,750 common shares held (ii) a stock option to purchase up to 200,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan.

(4)	Consists of 1,649,800 shares held by American Nutra Tech, LLC, a company that Mr. Galluppi has sole voting and dispositive power.

(5)

Consists of (i) 467 common shares held by John Strawn, Jr., (ii) 60,000 common shares held by Strawn Pickens LLP over which Mr. Strawn has shared voting and dispositive power, (iii) 259,880 common shares held by Mr. Strawn, and (iv) 20,000 ordinary shares issuable upon exercise of outstanding options at a price $1.75.

(6)	Consists of (i) 781,666 common shares held and (ii) 217,392 ordinary shares issuable upon exercise of outstanding warrants at a price of $2.00 per share and (iii) 100,000 ordinary shares issuable upon exercise of outstanding warrants at a price of $0.93 per share.

(7)	Consists of (i) 12,500 common shares, (ii) 45,400 ordinary shares issuable upon exercise of outstanding options at a price of $1.00 per share, (iii) 20,000 ordinary shares issuable upon exercise of outstanding options at a price of $1.75 per share, and (iv) 25,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share.

(8)	Consists of (i) 132,182 common shares held, (ii) 15,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share and (iii) 100,000 ordinary shares issuable upon outstanding options at a price of $1.15 per share.

(9)	Consists of (i) 107,260 common shares held by Mr. Walters, and (ii) 2,000,000 common shares held by Blue Horizon Consulting, LLC, of which Mr. Walters is the sole owner.

(10)	Consists of a stock option to purchase up to 200,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 38,889 stock options recognizable.

(11)	Consists of (i) 62,632 common shares held by Mr. Roberts, and (ii) a stock option to purchase up to 200,000 shares of the Company’s common stock, the issuance of which is subject to the approval of the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 97,632 stock options recognizable.

(12)	Consists of a stock option to purchase up to 200,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 180,288 stock options recognizable.

(13)	Consists of a stock option to purchase up to 200,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 33,333 stock options recognizable.

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(14)	Consists of a stock option to purchase up to 200,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 33,333 stock options recognizable.

(15)

Consists of (i) a stock option to purchase up to 200,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 27,778 stock options recognizable; and (ii) 48,630 common shares held by Mr. Deutsch.

(16)	Consists of a stock option to purchase up to 20,000 shares of the Company’s common stock pursuant to the Conversion Labs, Inc. 2020 Equity and Incentive Plan, including 5,000 stock options recognizable.

(17)	Consists of 20,000 restricted stock units.

*	Less than 1%

Changes in Control

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

Equity Compensation Plan Information

The following table  sets forth information as of December 31, 2020 with respect to our compensation plans under which equity securities may be issued.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants And Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2020 Equity and Incentive Plan (1)	1,650,000	$9.12	1,000

(1)

The 2020 Equity and Incentive Plan (The “Plan”) is administered by the Compensation Committee and initially provided for the issuance of up to 1,500,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan automatically increases by 150,000 shares of Common Stock on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021. As of January 1, 2021, Plan provided for the issuance of up to 1,650,000 shares of Common Stock. Under the Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock based awards. The objective of the Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. Any option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. As of December 31, 2020, 839,000 options were outstanding under the Plan. In addition, 40,000 RSUs have been issued under the Plan.

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Certain Relationships and Related Transactions

Transactions with Related Persons

Except as set out below, as of December 31, 2020, there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

●	any director or executive officer of our company;
●	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
●	any promoters and control persons; and
●	any member of the immediate family (including spouse, parents, children, siblings and in laws) of any of the foregoing persons.

The CEO and CFO of the Company are responsible for reviewing and assessing the relevance of proposed relationships and transactions with related parties and ratify agreements for execution on behalf of the Company. From time to time, our officers or directors have made short term advances for our operating needs. Details of the advances during the reporting periods are outlined below

The following tables outline the related parties associated with the Company and amounts due for each period indicated:

Name of Related Party	Relationship with the Company
JLS Ventures, LLC	Common Ownership
JOJ Holdings, LLC	Common Ownership
Justin Schreiber	Chief Executive Officer
BV Global Fulfillment	Party Related to Chief Executive Officer
John R. Strawn	Director

	December 31, 2020	December 31, 2019
JLS Ventures, LLC – Credit Card Processing Services	$-	$374,000
Justin Schreiber – Rent Expense	$75,000	$52,000
BV Global Fulfillment – Warehouse Expense	$2,232,912	$1,085,114
BV Global Fulfillment – Accounts Payable	$58,943	$53,026

Consulting Agreement

On May 31, 2019 (the “Effective Date”), the Company entered into a Consulting Agreement with Blue Horizon Consulting, LLC, a Puerto Rico limited liability company (“Blue Horizon”) wholly owned by Mr. Happy Walters, to assist with development of the Company’s telemedicine business, for an initial term of 3 years (the “Consulting Agreement”).

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Effective June 10, 2019, Mr. Walters was appointed as a member of the Board.

On September 29, 2020, the parties entered into an amendment to the Consulting Agreement (the “Amended Consulting Agreement”) primarily to change the compensation for services provided by Blue Horizon, retroactive to the Effective Date. Pursuant to the Amended Consulting Agreement, Blue Horizon may receive an aggregate of up to 2,000,000 million shares of the Company’s common stock, subject to adjustment, upon the Company reaching certain revenue milestones as set forth therein. On October 16, 2020, the Company issued 800,000 shares of the Company’s restricted common stock to Blue Horizon, by virtue of the Company’s attainment of specified revenue targets, pursuant to the Amended Consulting Agreement. On February 24, 2021, the Company issued 1,200,000 shares of the Company’s restricted common stock to Blue Horizon, by virtue of the Company’s achievement of all remaining specified revenue targets, pursuant to the Amended Consulting Agreement. No further issuances are due pursuant to the Consulting Agreement.

Chief Executive Officer

Conversion Labs PR utilizes office space in Puerto Rico, which is subleased from the President and CEO, and incurs expense of approximately $4,000 to $5,000 a month for this office space for which the Company and the CEO do not have a written lease agreement. Payments to JLS Ventures, an entity wholly owned by our CEO, for rent on Conversion Labs PR’s Puerto Rico office space amounted to $75,000 and $52,000 for the year ended December 31, 2020 and 2019, respectively.

Conversion Labs PR utilizes BV Global Fulfillment, owned by a related person of the Company’s CEO to warehouse a portion of the Company’s finished goods inventory and for fulfillment services. The Company pays a monthly fee of $13,000 to $16,000 for fulfillment services and reimburses BV Global Fulfillment for their direct costs associated with shipping the Company’s products. As of December 31, 2020 and 2019, the Company owed BV Global Fulfillment $58,943 and $53,026, respectively, which are included in accounts payable and accrued liabilities on the accompanying consolidated balance sheets.

Membership interest purchase agreement

On July 31, 2019 the Company entered into a certain membership interest purchase agreement (the “MIPA”) by and between the Company, Conversion Labs PR, LLC (“CVLB PR”), a majority owned subsidiary, Taggart International Trust, an entity controlled by the Company’s Chief Executive Officer, Mr. Justin Schreiber, and American Nutra Tech LLC, a company controlled by its Chief Technology and Operating Officer, Mr. Stefan Galluppi (“Mr. Schreiber, Taggart International Trust, Mr. Galluppi and American Nutra Tech LLC each a “Related Party” and collectively, the “Related Parties”). Pursuant to the MIPA, the Company purchased 21.83333% of the membership interests (the “Remaining Interests”) of CVLB PR from the Related Parties, bringing the Company’s ownership of CVLB PR to 100%.

As consideration for the Company’s purchase of the Remaining Interests from the Related Parties, Mr. Schreiber and Mr. Galluppi agreed to cancel all potential issuances of restricted stock and or options related to their employment with the Company, in exchange for the immediate issuance of 500,000 shares of the Company’s restricted common stock to each of Mr. Schreiber and Mr. Galluppi (the “Initial Issuances”) (equal to 1,000,000 shares in the aggregate). Mr. Schreiber and Mr. Galluppi were also entitled to additional issuances pursuant to certain milestones as follows: (i) 500,000 shares of the Company’s Common Stock to each of Mr. Schreiber and Mr. Galluppi (1 million shares in the aggregate) on the business day following a consecutive ninety (90) day period, during which the Company’s Common Stock shall have traded at an average price per share equal to or higher than $2.50 (the “First Milestone”), and (ii) an additional 500,000 shares of the Company’s Common Stock to each of Mr. Schreiber and Mr. Galluppi (1 million shares in the aggregate) following a consecutive ninety (90) day period during which the Common Stock shall have traded at an average price per share equal to or higher than $3.75 (the “Second Milestone” and, together with the First Milestones, the “Milestones”). Having achieved the Milestones, the Company, on December 9, 2020, issued an aggregate of 1,000,000 shares of the Company’s Common Stock to each of Mr. Schreiber and Mr. Galluppi (the “Milestone Shares”) (2 million shares in the aggregate). The Milestone Shares are subject to the previously disclosed 180 day Lock-Up Agreement each of Mr. Schreiber and Mr. Galluppi signed on November 3, 2020. The Company recorded an aggregate expense of $18,060,000 reflected in general and administrative expenses during the year ended December 31, 2020 for the issuance of these 2,000,000 shares.

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On April 1, 2016, the Company entered into two services agreements with each of JLS, an entity wholly owned and operated by Justin Schreiber, our President and Chief Executive Officer, and American Nutra Tech, an entity wholly owned and operated by Stefan Galluppi, Chief Executive Officer of Conversion Labs PR. Under the terms of these Service Agreements each of JLS and American NutraTech are required to provide certain operational management services and other business counsel to the Company and Conversion Labs PR. As consideration for these services, the Company issued each of JLS and American NutraTech 200,000  restricted shares of its common stock, which issuance may be rescinded in the event Conversion Labs PR did not distribute at least $500,000 to the Company by December 31, 2016. Conversion Labs PR did not make such distribution by December 31, 2016 and as such the Company held a rescission right with respect to the restricted shares issued to each of JLS and American Nutra Tech. With respect to JLS the Company agreed to permit JLS to retain the shares so long as the required distribution was achieved by December 31, 2017. These agreements were terminated when we repurchased 100% of the ownership  interests in Conversion Labs PR, LLC.

In July 2017, the Company and JLS Ventures entered into a separate three year incentivized second amendment to Service Agreement effective July 1, 2017. As compensation, the Company issued 180,000  shares of common stock valued at $432,000. In addition, the Company issued performance-based options that vest, in intervals, upon receipt by Conversion Labs, Inc. of cash from Conversion Labs PR within three years from the effective date of the agreement. Upon receipt of $4,000,000 of cash the Company will issue a ten-year option to buy 300,000 shares at $1.25. Upon receipt of an additional $1,000,000, the Company will issue an additional ten-year option to buy 300,000 shares at $1.25. Upon receipt of each additional $1,000,000, up to a total of $7,000,000, the Company will issue an additional ten-year option to buy 300,000 shares at $1.75. This agreement was terminated when we repurchased 100% of the ownership interests in Conversion Labs PR, LLC.

On November 20, 2017, the Company entered into a third amendment (the “Amendment”) to its services agreement with JLS Ventures, LLC (“JLS”), dated April 1, 2016, as amended by the first amendment on December 31, 2016 and the second amendment on July 1, 2017 (the “Services Agreement”). The Amendment extended the term of the Services Agreement for an additional two years (until November 20, 2019). This agreement was terminated when we repurchased 100% of the ownership interests in Conversion Labs PR, LLC.

On November 20, 2017, the Company entered into an agreement (the “Agreement”) with JOJ Holdings, LLC (“JOJ”). Pursuant to the terms of the Agreement, Immudyne purchased 2,000,000 shares  (post-split from a 2:1 forward split on January 16, 2018) of Blockchain Industries, Inc. (“BCII”) from JOJ. The Agreement was amended on December 8, 2017 and again on March 9, 2018. In consideration for the purchase, Immudyne agreed to issue one (1) share of Immudyne common stock to JOJ for every dollar Immudyne realizes from gross proceeds on the sale of shares of BCII purchased pursuant to the Agreement, up to a total maximum aggregate amount of 5,000,000 shares. The Company has 3 years to sell the shares of BCII and has agreed not to sell more than 20% of the 30-day average daily trading volume of BCII. Justin Schreiber, the Company’s President and CEO, is the President and owner of JOJ. The transaction was determined not to meet the criteria for recognition as an exchange transaction, therefore no asset or liability has been recorded in the financial statements.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company's internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and to select and retain the Company's independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company's audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2020, with the Company's independent auditors, Friedman LLP (“Friedman”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Friedman the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Friedman required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Friedman.

Based on the review and discussions with our independent registered public accounting firm, Friedman LLP, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Roberto Simon – Chairman of the Committee

John R. Strawn, Jr.

Bertrand Velge

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Audit Fees and Services

On September 28, 2020, we dismissed BF Borgers CPA P.C. (“BF”) as the Company’s independent registered public accounting firm, effective as of such date. On September 28, 2020, we engaged Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The following table sets forth the fees billed to the Company for professional services rendered by Friedman and BF, respectively, for each of the years ended December 31, 2020 and 2019:

	Friedman		BF
Services	2020	2019	2020	2019
Audit Fees (1)	$192,500	$-	$-	$92,000
Audit-related Fees	-	-	-	-
Tax Fees (2)	-	-	-	1,400
All Other Fees (3)	-	-	-	-
Total Fees	$192,500	$-	$-	$93,400

(1)	“Audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods.

(2)	“Tax fees” are fees billed, or to be billed, by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning.

(3)	“All Other Fees” are fees billed for administrative services of our auditor’s firm.

Pre-Approval Policies and Procedures

Our Board preapproves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Board before the respective services were rendered. Our Board has considered the nature and amount of fees billed by Friedman and believes that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

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MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

The Company’s Board of Directors is currently comprised of eight directors. A total of eight directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2022, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Justin Schreiber, Stefan Galluppi, John R. Strawn, Jr., Happy Walters, Bertrand Velge, Dr. Joseph V. DiTrolio, M.D., Dr. Eleanor C. Mariano and Roberto Simon are all standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position(s)
Justin Schreiber	38	President, Chief Executive Officer and Director, Chairman
Stefan Galluppi	34	Chief Technology Officer and Director
John R. Strawn, Jr.	60	Director and Chairman of the Board of Directors
Happy Walters	51	Director
Bertrand Velge	59	Director
Dr. Joseph V. DiTrolio, M.D.	70	Director
Dr. Eleanor C. Mariano	64	Director
Roberto Simon	45	Director

Vote Required

The eight nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees for directors.

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Proposal 2: TO APPROVE AN AMENDMENT TO THE 2020 PLAN

In April 24, 2021, the Board approved, subject to stockholder approval, an amendment to the 2020 Plan to increase the maximum number of shares of common stock available for issuance under the 2020 Plan by an additional 1,500,000 shares.

Currently, the maximum number of shares of common stock available for issuance under the 2020 Plan equals the sum of:

i.	1,500,000 (the “Baseline Amount”); plus

ii.	an annual increase, to be added on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares (the “Annual Increase”).

As of April 29, 2021, there are 1,000 shares of common stock available for future award grants under the 2020 Plan. As of such date, there were (i) options to purchase an aggregate of 1,649,000 shares of common stock outstanding under the 2020 Plan at a weighted-average exercise price of $9.13 per share, and (ii) 45,000 shares of restricted common stock outstanding under the 2020 Plan. Between the plan becoming effective in January 2021 and April 29, 2021, 3,750 of shares of common stock have become issued and outstanding as a result of vested awards under the 2020 Plan.

As of April 29, 2021, 26,170,896 shares of the Company’s common stock are issued and outstanding. As such, the Annual Increase in future years is not expected to exceed 1,500,000 shares (or approximately 5.8% of the Company’s currently issued and outstanding common stock under the current terms of the 2020 Plan). The Company faces intense competition in recruiting high quality personnel, and in retaining our employees. The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders.

The Board believes that increasing the number of shares available for issuance under the 2020 Plan by 1,500,000 shares, which will be effected by increasing the Baseline Amount from 1,500,000 to 3,000,000 shares, is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2020 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2020 Plan. The Board adopted this amendment to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2020 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee. In addition to our eight directors (which include our Chief Executive Officer and Chief Technology Officer), approximately 25 employees and approximately 2 key consultants are eligible to participate in the 2020 Plan.

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Summary of 2020 Plan, as Proposed to be Amended

The following is a summary of the material terms and conditions of the 2020 Plan, as proposed to be amended, and is qualified in its entirety by the provisions contained in the 2020 Plan, as amended (the “Amended 2020 Plan”), a copy of which is attached to this Proxy Statement as Annex A:

Common Stock Reserved for Issuance under the Plan. As amended, the maximum number of shares of common stock available for issuance under the 2020 Plan will equal the sum of:

i.	3,000,000; plus

ii.	an annual increase, to be added on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares (the “Annual Increase”).

Currently under the 2020 Plan, clause (i) above equals 1,500,000 and as result of the Annual Increase in January 2021, we currently have 1,650,000 shares available under the 2020 Plan. Accordingly, the effect of the proposed amendment to the 2020 Plan will be to increase the shares available for issuance under 2020 Plan by 1,500,000 shares or an aggregate of 3,150,000 shares. The shares available under the amended plan will continue to be subject to the Annual Increase of 150,000 shares in January of each year.

Plan Highlights

The essential features of our Amended 2020 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our 2020 Plan, which is appended to this Information Statement as Annex A.

Options are subject to the following conditions:

(i)	The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the Amended 2020 Plan) of the Common Stock on the Grant Day (as defined in the Amended 2020 Plan). In the event that the recipient is a Ten Percent Owner (as defined in the Amended 2020 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Company on the Grant Day.

(ii)	The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Common Stock on the date the Non-qualified Option is granted.

(iii)	The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Owner may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)	Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(v)	Options are not transferable except to a recipient’s family members or partnerships in which such family members are the only partners and Options are exercisable only by the Options’ recipient, except upon the recipient’s death.

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(vi)	Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock of the Company with an aggregate Fair Market value of greater than $100,000.

Awards of Restricted Stock are subject to the following conditions:

(i)	The Committee grants Restricted Stock Options and determines the restrictions on each Restricted Stock Award (as defined in the Amended 2020 Plan). Upon the grant of a Restricted Stock Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Stock and entitled to vote the Restricted Stock if such Restricted Stock is entitled to voting rights.

(ii)	Restricted Stock may not be delivered to the grantee until the Restricted Stock has vested.

(iii)	Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the Amended 2020 Plan or in the Award Agreement (as defined in the Amended 2020 Plan).

Upon a Termination Event (as defined in the Amended 2020 Plan), the Company or its assigns shall have the right and option to repurchase from a Holder of Shares (as defined in the Amended 2020 Plan) received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event (as defined in the Amended 2020 Plan).

Purpose

The objective of the Amended 2020 Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Grants

The Amended 2020 Plan permits the granting of incentive stock options, nonqualified stock options, stock awards, restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our Amended 2020 Plan, the grant to any particular employee is subject to the discretion of the Compensation Committee of the Board, comprised of not less than two directors (such body that administers the Amended 2020 Plan, the “Committee”).

The maximum number of Shares reserved and available for issuance under the Plan shall be 3,000,000 shares, subject to adjustment and the following sentence regarding the annual increase. The Share Reserve will automatically increase on January 1st of each year, for a period of not more than nine years, commencing on January 1, 2021  and ending on (and including) January 1, 2029, in an amount equal to 150,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under the Amended 2020 Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the Amended 2020 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

All grants will be determined by the Compensation Committee or a committee of the Board (the “Committee”) and at this time, no grants have been determined or awarded.

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Administration

The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

The Committee shall have the authority and power:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Amended 2020 Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)	to determine and, subject to the Amended 2020 Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Amended 2020 Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)	subject to any restrictions imposed under the Amended 2020 Plan or by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Amended 2020 Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Amended 2020 Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Amended 2020 Plan; to decide all disputes arising in connection with the Amended 2020 Plan; and to otherwise supervise the administration of the Amended 2020 Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our Amended 2020 Plan and to such other terms and conditions consistent with our Amended 2020 Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our Amended 2020 Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Common Stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

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Under the Amended 2020 Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Amended 2020 Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

Amendment and Termination

The Board may, at any time, amend or discontinue the Amended 2020 Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Amended 2020 Plan are qualified under Section 422 of the Code or otherwise, Amended 2020 Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board reserves the right to amend the Amended 2020 Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our Amended 2020 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

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Stock option grants under the Amended 2020 Plan are intended either to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or to be non-qualified stock options governed by IRC §§ 83 and 423, depending on how same are granted. Generally, no federal income tax is payable by a participant upon the grant of an incentive stock option and no deduction is allowed to be taken by the Company. The grant of a non-qualified stock option does result in the recognition of taxable income when the option is granted. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding period (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding period has been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, the award of such restricted rights do not give rise to taxable income so long as same are subject to a substantial risk of forfeiture (i.e., becomes vested or transferable). Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture.” Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return in the year of income recognition by the grantee. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the Amended 2020 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

No Dissenters’ Rights

Under the Delaware Revised Statutes, the Stockholders are not entitled to dissenters’ rights with respect to the Amended 2020 Plan, and the Company will not independently provide Stockholders with any such right.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval of the proposed amendment to the Amended 2020 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the Amended 2020 Plan by 1,500,000 shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of the proposed amendment to the 2020 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares.

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Proposal 3: Non-Binding Advisory Vote to Approve the Compensation of

the Company’s Named Executive Officers.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal 5.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2020 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in THIS proxy statement.

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Proposal 4: Non-Binding Advisory on the Frequency of Future Advisory Votes

to Approve the Compensation of the Company’s Named Executive Officers

In Proposal 3, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. This vote is required by Section 14A of the Exchange Act.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board believes that the executive compensation advisory vote should be held every three, and therefore our Board unanimously recommends that you vote for a frequency of 3 YEAR(S) for future executive compensation advisory votes. Our Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters.

The approval of this Proposal 4 requires the affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Vote Required

The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote FOR “3 YEARS” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

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Proposal 5: RatifICATION OF the Selection of Friedman LLP as LifeMD’S Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

The Audit Committee of our Board of Directors has selected the firm of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Friedman LLP has served as our independent registered public accounting firm since the fiscal year ended December 31, 2020. Although stockholder ratification of the selection of Friedman LLP is not required by law or Nasdaq rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast is required for the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS LIFEMD’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2020 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, to you if you write or call us at LifeMD, Inc., 800 Third Avenue, Suite 2800, New York, NY 10022, Attention: Chief Legal Officer, or by calling (781) 345-9001. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

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ANNEX A

(The following is the text of the proposed First Amendment to the 2020 Equity and Incentive Plan. This text is followed by the current text of the 2020 Equity and Incentive Plan that has been updated only to reflect the Company’s name change and a 1-for-5 reverse stock split of Common Stock, which became effective on October 14, 2020

(without giving effect to the proposed amendment.)

FIRST AMENDMENT TO

LIFEMD, INC.

2020 EQUITY AND INCENTIVE PLAN

WHEREAS, LifeMD, Inc. (formerly Conversion Labs, Inc. the “Company”) desires to amend the LifeMD, Inc. 2020 Equity and Incentive Plan to increase the aggregate number authorized for issuance under the Plan by 1,500,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) (the “Plan Amendment”); and

WHEREAS, on April 24, 2021, subject to stockholder approval, the Board of Directors of the Company approved the Plan Amendment.

NOW, THEREFORE, in accordance with Section 11 of the Plan, the Plan is hereby amended as follows:

1.	Section 3 of the Plan is hereby amended by deleting paragraph 3(a) thereof in its entirety and substituting the following in lieu thereof:

“(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 3,000,000 Shares (the “Share Reserve”), subject to adjustment as provided in Section 3(b) and the following sentence regarding the annual increase. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), the Shares subject to such Stock Award, to the extent of any such expiration, termination or settlement, will again be available for issuance under the Plan. If any shares of Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 200,000 Shares may be issued pursuant to Incentive Stock Options. The value of any Shares granted to a non-employee director of the Company, solely for services as a director, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred thousand dollars ($200,000) in any calendar year.

2.	The Plan Amendment shall be effective upon approval of the stockholders of the Company at the 2021 Annual Meeting of Stockholders. If the Plan Amendment is not so approved at such meeting, then the amendment to the Plan set forth herein shall be void ab initio.

3.	Except herein provided, the Plan is hereby ratified, confirmed and approved in all respects.

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LIFEMD, INC.

2020 EQUITY AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the LIFEMD, INC. 2020 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage, retain and enable the officers, employees, directors, Consultants and other key persons of LIFEMD, INC., a Delaware corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

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“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means such condition which renders a Person (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months, (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company, (C) determined to be totally disabled by the Social Security Administration, or (D) determined to be disabled under a disability insurance program which provides for a definition of disability that meets the requirements of this section.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

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“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 10(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 9.

“Sale Event” means the consummation of i) a change in the ownership of the Company, ii) a change in effective control of the Company, or iii) a change in the ownership of a substantial portion of the assets of the Company. The occurrence of a Sale Event shall be acknowledged by the plan administrator or board of directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein. ; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Except as otherwise provided herein, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This section applies only when there is a transfer of stock of the Company (or issuance of stock) which remains outstanding after the transaction.

A change in the effective control of the Company occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; (2) The date a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election.

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

A-4

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Stock Appreciation Right” or “SAR” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 8 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

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(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

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SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 1,500,000 Shares (the “Share Reserve”), subject to adjustment as provided in Section 3(b) and the following sentence regarding the annual increase. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), the Shares subject to such Stock Award, to the extent of any such expiration, termination or settlement, will again be available for issuance under the Plan. If any shares of Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 200,000 Shares may be issued pursuant to Incentive Stock Options. The value of any Shares granted to a non-employee director of the Company, solely for services as a director, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred thousand dollars ($200,000) in any calendar year.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Delaware and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

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(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

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(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.

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(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine –

(a) SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b) The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

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(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

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(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 10. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Certain Awards. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 10, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 10) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

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(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 10(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

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(d) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of this Section 10 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 10(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 10(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 10 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 10(b) and Section 10(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

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SECTION 12. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award. It is the intent of the Board that payments and benefits under the Plan comply with or be exempt from Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted the Plan shall be interpreted to be in compliance therewith or exempt therefrom. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed upon a Participant by Section 409A or damages to a Participant for failing to comply with Section 409A.

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 10 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

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(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Delaware as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

DATE ADOPTED BY THE BOARD OF DIRECTORS:	September 19, 2020

DATE ADOPTED BY THE SHAREHOLDERS:______________________.

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Directors	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Justin Schreiber 02) Stefan Galluppi 03) John Strawn 04) Joseph DiTrolio 05) Happy Walters
06) Bertrand Velge 07) Roberto Simon 08) Dr. Connie Mariano

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

	Yes	No
Please indicate if you plan to attend this meeting	0	0

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

LIFEMD INC.
Annual Meeting of Shareholders
June 24, 2021 12:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Justin Schreiber, Chief Executive Officer of LifeMD Inc., as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 24, 2021, at 12:00 PM EDT at (TBD), or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000505631_2 R1.0.0.177